Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE


                           TELEX COMMUNICATIONS, INC.
                         ANNOUNCES FIRST QUARTER RESULTS

MINNEAPOLIS, MINNESOTA, MAY 3, 2005 - Telex Communications, Inc. today announced operating results for its first quarter ended March 31, 2005. Net sales for the 2005 first quarter were $73.9 million, an increase of 9.8% compared to net sales of $67.3 million for the first quarter of 2004. First quarter 2005 operating income increased 3.8% to $7.1 million compared to operating income of $6.9 million for the 2004 first quarter.

Telex will host a teleconference call beginning at 3:00 PM Central Daylight Time today. A replay of this teleconference will be available on the Internet on a listen-only basis at www.telex.com. All remarks made during the teleconference will be current at the time of the call and the replay will not be updated to reflect any subsequent material developments.

ABOUT TELEX COMMUNICATIONS, INC.

Telex Communications, Inc. is a worldwide industry leader in the design, manufacture and marketing of audio and communications products and systems to commercial, professional and industrial customers. The Company markets over 30 product lines that span the professional audio and communications sectors. The Company operates through two business segments, Professional Audio and Audio and Wireless Technology. The Professional Audio segment product lines include sophisticated loudspeaker systems, wired and wireless intercom systems, mixing consoles, amplifiers, wired and wireless microphones and other related products. The Audio and Wireless Technology segment product lines include digital audio duplication products, military and aviation products, land mobile communication systems, wireless assistive listening systems and other related products.

For additional information contact:

Gregory Richter
Chief Financial Officer
12000 Portland Avenue South
Burnsville, MN 55337
Tel: (952)-736-4254
E-mail: greg.richter@us.telex.com



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

                           TELEX COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                       MARCH 31,           DECEMBER 31,
                                                                         2005                  2004
                                                                      ----------            ----------
                                                                     (UNAUDITED)
                                     ASSETS

Current assets:
     Cash and cash equivalents                                        $   16,019            $   14,959
     Accounts receivable, net                                             50,365                50,177
     Inventories                                                          53,783                52,573
     Other current assets                                                  5,242                 4,983
                                                                      ----------            ----------
                   Total current assets                                  125,409               122,692

Property, plant and equipment, net                                        33,226                32,025
Deferred financing costs, net                                              5,008                 5,350
Goodwill, net                                                             15,789                15,845
Other assets                                                               3,539                 3,296
                                                                      ----------            ----------
                                                                      $  182,971            $  179,208
                                                                      ==========            ==========


                      LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
     Revolving lines of credit                                        $        -            $    1,011
     Current maturities of long-term debt                                    471                   479
     Accounts payable                                                     17,204                13,173
     Accrued wages and benefits                                           10,322                11,643
     Other accrued liabilities                                            13,474                10,966
     Income taxes payable                                                  3,546                 5,548
                                                                      ----------            ----------
                   Total current liabilities                              45,017                42,820

Long-term debt, net                                                      125,960               126,079
Other long-term liabilities                                               12,970                12,523
                                                                      ----------            ----------
                   Total liabilities                                     183,947               181,422
                                                                      ----------            ----------

Shareholder's deficit:
     Common stock and capital in excess of par                           143,029               143,029
     Accumulated other comprehensive loss                                 (3,426)               (1,996)
     Accumulated deficit                                                (140,579)             (143,247)
                                                                      ----------            ----------
                   Total shareholder's deficit                              (976)               (2,214)
                                                                      ----------            ----------
                                                                      $  182,971            $  179,208
                                                                      ==========            ==========



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

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                           THREE MONTHS ENDED
                                                     -----------------------------
                                                     MARCH 31,           MARCH 31,
                                                       2005                2004
                                                     --------            --------

Net sales                                            $ 73,888            $ 67,266
Cost of sales                                          41,275              37,580
                                                     --------            --------
             Gross profit                              32,613              29,686
                                                     --------            --------
Operating expenses:
       Engineering                                      4,292               3,469
       Selling, general and administrative             21,197              19,356
                                                     --------            --------
                                                       25,489              22,825
                                                     --------            --------
             Operating income                           7,124               6,861
Interest expense                                       (4,115)             (4,150)
Other income (loss), net                                  771                 (42)
                                                     --------            --------
Income before income taxes                              3,780               2,669
Provision for income taxes                              1,090               1,473
                                                     --------            --------
             Net income                              $  2,690            $  1,196
                                                     ========            ========



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

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                                                         THREE MONTHS ENDED
                                                                                   --------------------------------
                                                                                    MARCH 31,              MARCH 31,
                                                                                      2005                   2004
                                                                                   ----------            ----------
OPERATING ACTIVITIES:
      Net income                                                                   $    2,690            $    1,196
      Adjustments to reconcile net income to cash flows from operations:
                         Depreciation and amortization                                  1,684                 1,493
                         Amortization of deferred financing costs                         364                   348
                         Change in operating assets and liabilities                       166                 2,394
                         Change in long-term liabilities                                  519                  (330)
                         Other, net                                                       256                   272
                                                                                   ----------            ----------
      Net cash provided by  operating activities                                        5,679                 5,373
                                                                                   ----------            ----------

INVESTING ACTIVITIES:
      Additions to property, plant and equipment                                       (3,241)               (1,956)
      Other                                                                                55                    55
                                                                                   ----------            ----------
      Net cash used in investing activities                                            (3,186)               (1,901)
                                                                                   ----------            ----------

FINANCING ACTIVITIES:
      Borrowings (repayments) under revolving lines of credit, net                     (1,011)                  -
      Repayment of long-term debt                                                        (116)                 (110)
      Payment of deferred financing costs                                                 -                    (182)
      Dividend to parent                                                                  (22)                  (10)
                                                                                   ----------            ----------
      Net cash used in financing activities                                            (1,149)                 (302)
                                                                                   ----------            ----------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                             (284)                   20
                                                                                   ----------            ----------

CASH AND CASH EQUIVALENTS:
      Net increase                                                                      1,060                 3,190
      Balance at beginning of period                                                   14,959                 6,698
                                                                                   ----------            ----------
      Balance at end of period                                                     $   16,019            $    9,888
                                                                                   ==========            ==========



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

                           TELEX COMMUNICATIONS, INC.
                          SUPPLEMENTARY FINANCIAL DATA
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                                               ---------------------------------
                                                                MARCH 31,              MARCH 31,
                                                                  2005                    2004
                                                               ----------             ----------

Consolidated net sales
   Professional Audio                                          $   57,547             $   53,757
   Audio and Wireless Technology                                   16,341                 13,509
                                                               ----------             ----------
                                                               $   73,888             $   67,266
                                                               ==========             ==========

Operating income (loss)
   Professional Audio                                          $    4,465             $    4,885
   Audio and Wireless Technology                                    2,717                  2,208
   Corporate                                                          (58)                  (232)
                                                               ----------             ----------
                                                               $    7,124             $    6,861
                                                               ==========             ==========

Net sales by geographic region
   United States                                               $   37,424             $   33,650
   Other Americas                                                   2,061                  2,792
   Europe                                                          20,942                 18,449
   Asia                                                            11,583                  9,821
   Other countries                                                  1,878                  2,554
                                                               ----------             ----------
                                                               $   73,888             $   67,266
                                                               ==========             ==========

Gross margin %                                                       44.1%                  44.1%
Operating expenses as a % of net sales                               34.5%                  33.9%
Operating income as a % of net sales                                  9.6%                  10.2%


The following table reconciles net income to EBITDA:
Net income                                                     $    2,690             $    1,196
Income taxes                                                        1,090                  1,473
Interest expense                                                    4,115                  4,150
Interest income                                                      (712)                   (45)
Depreciation and amortization                                       1,684                  1,493
                                                               ----------             ----------
   EBITDA                                                      $    8,867             $    8,267
                                                               ==========             ==========


The non-GAAP financial measure in the table above is provided to assist the reader's understanding of the comparability of the company's operations for 2005 and 2004. The company believes that EBITDA, defined as net income plus income taxes, interest expense and depreciation and amortization minus interest income, is a useful basis to compare the company's results. The presentation above reconciles reported net income (U.S. GAAP amounts) to EBITDA for the quarter ended March 31, 2005 and 2004, respectively. The EBITDA information should not be construed as an alternative to reported results under U.S. GAAP.




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